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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 16, 2003


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       1-13925                 38-3389456
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)


       Registrant's telephone number, including area code: (317) 715-4100






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ITEM 9. REGULATION FD DISCLOSURE

     On June 16, 2003, Championship Auto Racing Teams, Inc. (the "Company") reported its annual guidance for 2003. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the Company's filings with the SEC under the Securities Act of 1933.

Exhibit.

The following exhibit is furnished as part of this Report:

Exhibit     Description
-------     -----------
99.1        Press release dated June 16, 2003
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of June, 2003.


                                        CHAMPIONSHIP AUTO RACING TEAMS, INC.

                                        By: /s/ Thomas L. Carter
                                            ------------------------------------
                                            Thomas L. Carter,
                                            Chief Financial Officer





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